UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 30, 2020

Impac Mortgage Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-14100	33-0675505
(Commission File Number)	(IRS Employer Identification No.)

19500 Jamboree Road, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	IMH	NYSE American
Preferred Stock Purchase Rights	IMH	NYSE American

Item 5.02            Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Impac Mortgage Holdings, Inc. (the “Company”) has announced that Paul Licon, the Company’s current Chief Accounting Officer and Controller has assumed the position of Chief Financial Officer effective May 1, 2020. Mr. Licon, 39, became a certified public accountant in 2008 and has been with Impac since April 2016. Mr. Licon has been serving as the Company’s Chief Accounting Officer since May 2019 and the Company’s Principal Accounting Officer since August 2019. Prior to that, he served as a Senior Manager in the Financial Services practice of the accounting firm KPMG, LLP from January 2015 to April 2016 and as an auditor, last serving as Principal, with the accounting firm Squar Milner, LLP from May 2007 to December 2014. Mr. Licon holds a Bachelor of Science degree in Business Administration from the University of Southern California—Marshall School of Business.

Chief Financial Officer Brian Kuelbs has stepped down effective April 30, 2020, in advance of the May 14, 2020 expiration of his contract term, to pursue other professional opportunities.

In connection with Mr. Licon’s appointment to Chief Financial Officer, Mr. Licon will be eligible to participate in the Company’s bonus and equity incentive programs (including the Company’s 2020 Equity Incentive Plan which is being submitted to the Company’s shareholders for approval at its 2020 annual meeting) to the same extent as other similarly situated executive officers. There is no arrangement or understanding between Mr. Licon and any other persons pursuant to which he was selected as an officer and there no family relationships between Mr. Licon and any of the Company’s other executive officers and directors.

Item 7.01            Regulation FD Disclosure.

The information reported under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01            Financial Statements and Exhibits.

(d)            Exhibits

Exhibit Number	Description
99.1	Press Release dated May 1, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

Date: May 4, 2020

	By:	/s/ Nima J. Vahdat
	Name:	Nima J. Vahdat
	Title:	General Counsel